Exhibit 10.8

Effective Date: June 17, 2021

Cedars-Sinai Medical Center

8700 Beverly Boulevard,

Los Angeles, California 90048-1865

Attention: Vice President, Intellectual Property

Re: Exclusive License Agreement dated August 30, 2019 – Amendment

Dear Cedars-Sinai Medical Center:

Reference is made to that certain Exclusive License Agreement regarding the technology titled “Methods of generating activated T cells for cancer therapy” dated August 30, 2019 (as amended from time to time, the “License Agreement”) by and between CEDARS-SINAI MEDICAL CENTER, a California nonprofit public benefit corporation (“CSMC”), and ACTCELL BIOPHARMA, INC., a California corporation (“ACTCELL”). Kairos Pharma, Ltd, a California corporation (“Kairos”) is the successor-by-merger to ACTCELL’s rights and obligations under the License Agreement. Kairos shall be referred to hereinafter as the “Licensee.”

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties in this letter amendment agreement (this “Letter Amendment”) hereby agree to, and acknowledge, the following:

1. Each milestone due date listed on Schedule C of the License Agreement is hereby extended by twenty-four (24) months from the original deadline listed in the License Agreement.

2. Except as expressly provided in this Letter Amendment, all of the terms and provisions of the License Agreement remain unchanged. On and after the Effective Date stated at the top of this Letter Amendment, each reference in the License Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference to the License Agreement in any other agreements, documents, or instruments executed and delivered pursuant to, or in connection with, the License Agreement, will mean and be a reference to the License Agreement as amended by this Letter Amendment.

Please acknowledge your agreement to, and acceptance of, the foregoing by signing this Letter Amendment below. Please return a signed copy to the undersigned, it being agreed that this Letter Amendment may be executed in counterparts and signatures received by electronic transmission shall have the same effect as original signatures.

Sincerely,

/s/ John S. Yu, M.D.
John S. Yu, M.D.
Chief Executive Officer of Kairos Pharma, Ltd.
2355 Westwood Blvd. #139,
Los Angeles, CA 90064

(CSMC signature page follows)

ACKNOWLEDGED AND AGREED TO ON JUNE 17, 2021 BY:

CEDARS-SINAI MEDICAL CENTER

By:	/s/ James D. Laur, JD
James D. Laur, JD
Vice President, Intellectual Property

By:	/s/ Edward M. Prunchunas
Edward M. Prunchunas
Executive Vice President, Finance & Treasurer

Page 2